UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: November 30, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2021

FRANKLIN

U.S. LARGE CAP EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Franklin U.S. Large Cap Equity Fund for the twelve-month reporting period ended November 30, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective August 7, 2021, QS Investors, LLC (“QS Investors”), a subadviser of the Fund and a wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), merged with and into Franklin Advisers, Inc. (“Franklin Advisers”), also a wholly-owned subsidiary of Franklin Resources. As a result of the merger, Franklin Advisers replaced QS Investors as the subadviser. The merger did not change the manner in which the Fund’s portolio is managed, nor did it result in any change in the nature or amount of services provided by, or the fees payable to, the subadviser. For additional information, please see the Fund’s prospectus supplement dated July 6, 2021.

II	Franklin U.S. Large Cap Equity Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 31, 2021

Franklin U.S. Large Cap Equity Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in U.S. equity securities or other investments with similar economic characteristics of large capitalization companies. Large Capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Indexi. The Fund may invest in a variety of equity securities, including but not limited to exchange-traded and over-the-counter (“OTC”) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts (“REITs”). The Fund has exposure to growth and value equities of large capitalization companies. The Fund seeks to produce returns that exceed those of the Russell 1000 Index over a full market cycle (typically three to five years).

We at Franklin Advisers, Inc (“Franklin Advisers”) (prior to August 7, 2021, QS Investors, LLC), the Fund’s subadviser, use a quantitative process that assesses stocks by relative attractiveness based on a variety of measures including value, cash flow, earnings growth and sentiment. We are part of a team that uses research in an effort to improve the quantitative models, and thus the models are expected to evolve over time as changes are incorporated. We employ sector constraints to limit the Fund’s ability to overweight or underweight particular sectors. Ordinarily, no single equity exposure is expected to make up more than 5% of the Fund’s assets. However, as part of our investment process, larger companies with especially large weights in the Russell 1000 Index may be overweighted in the Fund, which may result in Fund positions of greater than 5% in those securities.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equities as measured by the Russell 1000 Index were volatile but strongly positive, returning 26.67% for the twelve-month reporting period ended November 30, 2021. The energy and banks industry groups were notably strong, returning 58.02% and 47.51% in the Russell 1000 Index respectively, but most sectors had returns in the double digits. The weakest sectors, while still in positive territory, were the utilities and consumer staples sectors.

An expansive two-month rally followed the Biden presidential election win at the beginning of the reporting period which, when coupled with COVID-19 vaccine approval and a late-December U.S. aid package, helped shore up investor sentiment. All sectors reported gains for the final quarter of 2020, most with double-digit returns. The banks and energy sectors which had been significantly punished with the pandemic were especially strong as many investors began to snap up cyclical1 companies and those that would recover from a reopened economy.

Strong first quarter 2021 U.S. equity results hinged on robust corporate earnings, the accelerating COVID-19 vaccine rollout and the passage of a $1.9 trillion government relief

[1]	Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles, and other consumer services.

Franklin U.S. Large Cap Equity Fund 2021 Annual Report	1

Fund overview (cont’d)

package, as well as the U.S. Federal Reserve Board (the “Fed”) carefully orchestrated approach to monetary easing and ultralow interest rate policy. 79% of Standard & Poor’s 500 Indexii companies reported fourth quarter 2020 earnings that topped consensus expectations, and earnings per share estimates for 2021’s first quarter reached the highest level in years. U.S. equity returns reached a record high in March just as the President Biden administration detailed a $2.3 trillion infrastructure plan (to be paid for partly by tax hikes on businesses). All sectors reported positive returns, several in strong double-digits.

Broad U.S. equity indexes closed 2021’s second quarter higher outpacing most other developed markets as investors recalibrated their expectations for inflation, interest rates and risks associated with the pandemic’s erratic — but less destructive — path. Following strong gains in April, the market generally spent portions of May and June moving sideways. Ongoing vaccinations, reductions in restrictions on activity, abundant cash and healthy economic fundamentals buoyed consumer, business and investor sentiment, while broadly better-than-expected corporate earnings and forward guidance provided solid support for equities. With its relatively successful vaccination drive, the U.S. was reopening faster than most countries, sparking optimism that U.S. economic indicators and stocks would outpace global rivals and withstand increased uncertainty about inflation. That said, by the end of the quarter, concern about high equity valuations and the spread of a more contagious coronavirus variant began to weigh on sentiment, particularly in June.

After peaking at all-time highs, broad gauges of the U.S. equity markets sold off during the final weeks of the third calendar quarter of 2021, as investors grappled with a number of current and potential headwinds facing American businesses. U.S. fiscal and monetary policy were on track to tighten concurrently, just as tax increases were on the horizon, while U.S. economic growth had been slowing sooner and faster than economists initially predicted. Additionally, there was a lot of concern that higher wages, energy prices and transportation costs will weigh on earnings for the remainder of this year and into 2022. Robust corporate earnings and balance sheet health counterbalanced some of the negative market forces.

Following September’s rout, broad U.S. equity indexes collectively resurged to all-time highs in both October and November before experiencing sharp declines in the final days of the reporting period. A renewed COVID-19 threat in the form of the Omicron variant emerged, bringing travel bans and fears of the impact on economic recovery. Supply-chain and inflationary pressures persisted just as the Fed has slowly begun to withdraw monetary stimulus. Despite the trade of goods surging to new highs, the threat of rapidly rising oil prices and overall inflation held the potential to stall some economies.

On November 30, Fed Chair Jerome Powell indicated that the U.S. Central Bank would consider speeding up its withdrawal of bond purchasing program and backed away from the Fed’s long running characterization of inflationary pressures as “transitory due to pandemic

2	Franklin U.S. Large Cap Equity Fund 2021 Annual Report

effects. His comments further rattled markets, as investors grappled with concerns both of a slower economic recovery due to the new variant and the prospect of rate increases in 2022.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Much of our research continues to be focused on developing tools to enhance performance regardless of market environment. This includes both individual factor research as well as factor allocation strategies.

Performance review

For the twelve months ended November 30, 2021, Class IS shares of Franklin U.S. Large Cap Equity Fund returned 32.93%. The Fund’s unmanaged benchmark, the Russell 1000 Index, returned 26.67% for the same period. The Lipper Large-Cap Core Funds Category Averageiii returned 25.79% over the same time frame.

Performance Snapshot as of November 30, 2021 (unaudited)
	6 months	12 months
Franklin U.S. Large Cap Equity Fund:
Class FI	8.73%	32.51%
Class I	8.76%	32.78%
Class IS	8.84%	32.93%
Russell 1000 Index	8.37%	26.67%
Lipper Large-Cap Core Funds Category Average	7.57%	25.79%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Franklin U.S. Large Cap Equity Fund 2021 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2021, the gross total annual fund operating expense ratios for Class FI, Class I and Class IS shares were 2.32%, 0.80% and 0.74%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.05% for Class FI shares, 0.80% for Class I shares and 0.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The leading contributor to performance for the period was stock selection across all but one sector. Selection was particularly strong in the information technology, consumer discretionary and consumer services sectors. Sector allocation decisions also added value, notably an underweight to consumer staples, which had one of the weakest returns in the benchmark.

At the security level, the leading contributor was Fortinet, an information technology company which develops and sells cybersecurity solutions. The stock surged on consistent positive quarterly growth results, bullish earnings’ guidance and a solid product pipeline. Another leading contributor was Devon Energy which returned over 200% for the reporting period, surging especially in the final two months of the reporting period on higher crude prices. The company’s free cash flow increased eight-fold since the end of 2020 and is expected to continue to grow over the next few quarters as the company benefits from cost reductions and the roll-off of legacy oil hedges. Ford Motor was another leading contributor. Shares reached an all-time high after third quarter earnings’ results beat expectations and the company raised guidance on new vehicle demand.

Q. What were the leading detractors from performance?

A. Stock selection in the health care sector was the leading detractor from performance relative to the benchmark. This sector included a number of leading detractors at the security level, including an overweight to Quidel, which manufactures health care products

4	Franklin U.S. Large Cap Equity Fund 2021 Annual Report

including a COVID-19 antigen test. Shares declined notably in the second half of the reporting period; despite strong sales results, the company saw gross margins shrink due to increased sales of the low-margin QuickVue Covid test, and the trajectory of sales is perceived to be unpredictable. An underweight to the energy sector also detracted from return, with that sector having the strongest return in the benchmark.

At the security level, the leading detractor was an overweight to Zoom Video Communications, which declined 55.81%, down dramatically from an all-time high reached in the fall of 2020; the economic reopening has taken a toll on the video conferencing firm, which faces competition from Microsoft Teams. Underweighting Tesla negatively impacted performance as well, as the stock returned over 100% for the period. The stock declined in the first half of 2021 but surged in the months that followed. In October, Hertz ordered 100,000 Tesla vehicles as part of an effort to expand its electric car fleet. Tesla stock prices surged again in the final days in November on news that it would soon begin production in Germany, its first European factory, in an effort to ramp up production capacity.

Q. Were there any significant changes to the Fund during the period?

A. There were no significant fundamental changes to the Fund during the period.

Thank you for your investment in Franklin U.S. Large Cap Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Russell Shtern, CFA

Portfolio Manager

Franklin Advisers, Inc.

Franklin U.S. Large Cap Equity Fund 2021 Annual Report	5

Fund overview (cont’d)

Jacqueline Hurley, CFA

Portfolio Manager

Franklin Advisers, Inc.

December 10, 2021

RISKS: Common stocks are subject to market and price fluctuations. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Fund’s value may not rise as much as the value of funds that invest in companies with smaller market capitalizations. Foreign securities may involve certain risks not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. Investing in securities issued by other investment companies, including exchange-traded funds (“ETFs”), involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. The Fund will also indirectly bear its proportionate share of the management fees and other expenses that are charged by the ETF, in addition to the management fees and other expenses paid by the Fund. Investments in REITs expose the Fund to risks similar to investing directly in real estate, and the value of these underlying investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investments strategies.

Portfolio holdings and breakdowns are as of November 30, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of November 30, 2021 were: Apple Inc. (7.4%), Microsoft Corp. (6.7%), Amazon.com Inc. (2.9%), Alphabet Inc., Class C Shares (2.8%), Meta Platforms Inc. (2.7%), Alphabet Inc., Class A Shares (2.3%), NVIDIA Corp. (1.9%), Adobe Inc. (1.8%), UnitedHealth Group Inc. (1.7%), Tesla Inc. (1.4%). Please refer to pages 14 through 20 for a list and percentage breakdown of the Fund’s holdings.

6	Franklin U.S. Large Cap Equity Fund 2021 Annual Report

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2021 were: information technology (31.0%), health care (12.7%), consumer discretionary (11.5%), financials (10.9%) and communication services (10.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii	The Standard & Poor’s 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 630 funds for the six-month period and among the 611 funds for the twelve-month period in the Fund’s Lipper category including returns of capital, if any.

Franklin U.S. Large Cap Equity Fund 2021 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2021 and November 30, 2020 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Franklin U.S. Large Cap Equity Fund 2021 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2021 and held for the six months ended November 30, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class FI	8.73%	$1,000.00	$1,087.30	1.05%	$5.49	Class FI	5.00%	$1,000.00	$1,019.80	1.05%	$5.32
Class I	8.76	1,000.00	1,087.60	0.83	4.34	Class I	5.00	1,000.00	1,020.91	0.83	4.20
Class IS	8.84	1,000.00	1,088.40	0.70	3.66	Class IS	5.00	1,000.00	1,021.56	0.70	3.55

Franklin U.S. Large Cap Equity Fund 2021 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended November 30, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

10	Franklin U.S. Large Cap Equity Fund 2021 Annual Report

Fund performance (unaudited)

Average annual total returns1

	Class FI	Class I	Class IS
Twelve Months Ended 11/30/21	32.51%	32.78%	32.93%
Five Years Ended 11/30/21	16.47	16.74	16.81
Ten Years Ended 11/30/21	14.83	N/A	15.16
Inception* through 11/30/21	—	12.87	—

Cumulative total returns[1]
Class FI (11/30/11 through 11/30/21)		298.76%
Class I (Inception date of 5/1/15 through 11/30/21)		121.86
Class IS (11/30/11 through 11/30/21)		310.21

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
*	Inception dates for Class FI, I and IS shares are April 30, 2008, May 1, 2015, and April 30, 2008, respectively.

Franklin U.S. Large Cap Equity Fund 2021 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class FI Shares of Franklin U.S. Large Cap Equity Fund vs. Russell 1000 Index† — November 2011 - November 2021

Value of $1,000,000 invested in

Class IS Shares of Franklin U.S. Large Cap Equity Fund vs. Russell 1000 Index† — November 2011 - November 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

12	Franklin U.S. Large Cap Equity Fund 2021 Annual Report

†

Hypothetical illustration of $10,000 invested in Class FI shares and $1,000,000 invested in Class IS shares of Franklin U.S. Large Cap Equity Fund on November 30, 2011, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2021. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 1000 Index. The Russell 1000 Index (the “Index”) measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class FI and Class IS shares’ performance indicated on these charts depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

Franklin U.S. Large Cap Equity Fund 2021 Annual Report	13

Schedule of investments

November 30, 2021

Franklin U.S. Large Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 99.5%
Communication Services — 10.1%
Diversified Telecommunication Services — 0.5%
Liberty Global PLC, Class C Shares	31,413	$836,842	*
Verizon Communications Inc.	2,881	144,828
Total Diversified Telecommunication Services		981,670
Entertainment — 1.3%
Activision Blizzard Inc.	10,052	589,047
Electronic Arts Inc.	11,049	1,372,507
Netflix Inc.	955	613,015	*
Total Entertainment		2,574,569
Interactive Media & Services — 7.9%
Alphabet Inc., Class A Shares	1,558	4,421,526	*
Alphabet Inc., Class C Shares	1,900	5,413,176	*
Meta Platforms Inc., Class A Shares	16,000	5,191,360	*
Total Interactive Media & Services		15,026,062
Media — 0.0%††
Loyalty Ventures Inc.	1,306	37,482	*
Wireless Telecommunication Services — 0.4%
Telephone & Data Systems Inc.	41,105	726,736
Total Communication Services		19,346,519
Consumer Discretionary — 11.5%
Automobiles — 2.7%
Ford Motor Co.	113,966	2,187,007
Harley-Davidson Inc.	12,565	460,256
Tesla Inc.	2,262	2,589,447	*
Total Automobiles		5,236,710
Hotels, Restaurants & Leisure — 0.2%
Penn National Gaming Inc.	7,000	358,610	*
Household Durables — 1.4%
PulteGroup Inc.	27,000	1,350,810
Toll Brothers Inc.	19,300	1,224,971
Total Household Durables		2,575,781
Internet & Direct Marketing Retail — 3.4%
Amazon.com Inc.	1,600	5,611,312	*
eBay Inc.	13,600	917,456
Total Internet & Direct Marketing Retail		6,528,768
Multiline Retail — 0.7%
Target Corp.	5,026	1,225,540
Specialty Retail — 1.9%
Dick’s Sporting Goods Inc.	12,314	1,447,634

See Notes to Financial Statements.

14	Franklin U.S. Large Cap Equity Fund 2021 Annual Report

Franklin U.S. Large Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Specialty Retail — continued
Home Depot Inc.	3,200	$1,281,952
TJX Cos. Inc.	14,073	976,666
Total Specialty Retail		3,706,252
Textiles, Apparel & Luxury Goods — 1.2%
Deckers Outdoor Corp.	1,633	662,018	*
NIKE Inc., Class B Shares	10,052	1,701,201
Total Textiles, Apparel & Luxury Goods		2,363,219
Total Consumer Discretionary		21,994,880
Consumer Staples — 4.6%
Beverages — 0.8%
Monster Beverage Corp.	18,664	1,563,670	*
Food & Staples Retailing — 1.8%
Costco Wholesale Corp.	2,000	1,078,760
Kroger Co.	20,000	830,600
Walmart Inc.	11,000	1,546,930
Total Food & Staples Retailing		3,456,290
Food Products — 1.1%
Darling Ingredients Inc.	10,000	675,200	*
Hershey Co.	7,539	1,338,097
Total Food Products		2,013,297
Household Products — 0.7%
Procter & Gamble Co.	8,888	1,285,027
Personal Products — 0.2%
Nu Skin Enterprises Inc., Class A Shares	10,052	441,082
Total Consumer Staples		8,759,366
Energy — 2.0%
Oil, Gas & Consumable Fuels — 2.0%
Devon Energy Corp.	35,182	1,479,755
Exxon Mobil Corp.	30,000	1,795,200
Valero Energy Corp.	9,000	602,460
Total Energy		3,877,415
Financials — 10.9%
Banks — 5.0%
Associated Banc-Corp.	32,173	704,589
Bank of America Corp.	12,565	558,765
Citizens Financial Group Inc.	24,502	1,158,209
JPMorgan Chase & Co.	8,579	1,362,603
KeyCorp	77,904	1,748,166
Regions Financial Corp.	50,000	1,137,500

See Notes to Financial Statements.

Franklin U.S. Large Cap Equity Fund 2021 Annual Report	15

Schedule of investments (cont’d)

November 30, 2021

Franklin U.S. Large Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Banks — continued
Wells Fargo & Co.	32,000	$1,528,960
Zions Bancorp NA	22,963	1,448,506
Total Banks		9,647,298
Capital Markets — 1.1%
Ameriprise Financial Inc.	3,133	907,317
BGC Partners Inc., Class A Shares	263,868	1,179,490
Total Capital Markets		2,086,807
Consumer Finance — 1.3%
Ally Financial Inc.	15,631	716,369
Discover Financial Services	12,000	1,294,200
Synchrony Financial	12,000	537,480
Total Consumer Finance		2,548,049
Diversified Financial Services — 0.6%
Berkshire Hathaway Inc., Class B Shares	4,040	1,117,827	*
Insurance — 1.7%
Allstate Corp.	7,777	845,515
American Financial Group Inc.	4,400	587,884
Everest Re Group Ltd.	3,770	966,553
White Mountains Insurance Group Ltd.	930	932,697
Total Insurance		3,332,649
Mortgage Real Estate Investment Trusts (REITs) — 0.6%
New Residential Investment Corp.	100,521	1,068,538
Thrifts & Mortgage Finance — 0.6%
MGIC Investment Corp.	80,000	1,128,000
Total Financials		20,929,168
Health Care — 12.7%
Biotechnology — 3.8%
BioMarin Pharmaceutical Inc.	5,000	431,450	*
Halozyme Therapeutics Inc.	12,565	413,137	*
Incyte Corp.	9,000	609,480	*
Regeneron Pharmaceuticals Inc.	3,367	2,143,197	*
Seagen Inc.	5,152	824,320	*
United Therapeutics Corp.	7,036	1,333,322	*
Vertex Pharmaceuticals Inc.	8,192	1,531,412	*
Total Biotechnology		7,286,318
Health Care Equipment & Supplies — 1.7%
Quidel Corp.	6,886	1,016,098	*
West Pharmaceutical Services Inc.	5,001	2,213,743
Total Health Care Equipment & Supplies		3,229,841

See Notes to Financial Statements.

16	Franklin U.S. Large Cap Equity Fund 2021 Annual Report

Franklin U.S. Large Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Health Care Providers & Services — 3.7%
Chemed Corp.	1,131	$526,469
Humana Inc.	3,267	1,371,193
Molina Healthcare Inc.	6,534	1,863,366	*
UnitedHealth Group Inc.	7,413	3,293,003
Total Health Care Providers & Services		7,054,031
Health Care Technology — 0.7%
Veeva Systems Inc., Class A Shares	4,444	1,255,785	*
Life Sciences Tools & Services — 0.6%
Bio-Rad Laboratories Inc., Class A Shares	1,659	1,249,559	*
Pharmaceuticals — 2.2%
Bristol-Myers Squibb Co.	11,309	606,502
Eli Lilly & Co.	2,200	545,688
Johnson & Johnson	10,555	1,645,841
Pfizer Inc.	25,000	1,343,250
Total Pharmaceuticals		4,141,281
Total Health Care		24,216,815
Industrials — 7.3%
Aerospace & Defense — 0.2%
Huntington Ingalls Industries Inc.	2,010	356,795
Building Products — 2.4%
Allegion PLC	3,770	466,123
AO Smith Corp.	6,283	496,671
Carlisle Cos. Inc.	6,000	1,351,200
Owens Corning	13,700	1,162,308
Trane Technologies PLC	6,031	1,125,686
Total Building Products		4,601,988
Commercial Services & Supplies — 0.4%
CoreCivic Inc.	77,904	839,026	*
Electrical Equipment — 1.0%
Emerson Electric Co.	7,539	662,226
GrafTech International Ltd.	59,056	688,002
Regal Rexnord Corp.	3,770	596,037
Total Electrical Equipment		1,946,265
Machinery — 1.2%
Cummins Inc.	6,911	1,449,582
Fortive Corp.	10,000	738,700
Total Machinery		2,188,282

See Notes to Financial Statements.

Franklin U.S. Large Cap Equity Fund 2021 Annual Report	17

Schedule of investments (cont’d)

November 30, 2021

Franklin U.S. Large Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Professional Services — 0.9%
FTI Consulting Inc.	9,047	$1,321,676	*
ManpowerGroup Inc.	4,875	436,947
Total Professional Services		1,758,623
Road & Rail — 1.2%
AMERCO	1,000	704,560
Kansas City Southern	2,000	581,700
Old Dominion Freight Line Inc.	2,639	937,294
Total Road & Rail		2,223,554
Total Industrials		13,914,533
Information Technology — 31.0%
Communications Equipment — 0.8%
Cisco Systems Inc.	28,000	1,535,520
Electronic Equipment, Instruments & Components — 0.2%
Avnet Inc.	12,565	455,732
IT Services — 2.4%
Accenture PLC, Class A Shares	6,207	2,218,382
Alliance Data Systems Corp.	3,267	222,679
Mastercard Inc., Class A Shares	2,965	933,738
PayPal Holdings Inc.	3,000	554,670	*
Visa Inc., Class A Shares	3,111	602,818
Total IT Services		4,532,287
Semiconductors & Semiconductor Equipment — 6.1%
Advanced Micro Devices Inc.	10,052	1,591,935	*
Applied Materials Inc.	15,078	2,219,331
Lam Research Corp.	3,016	2,050,428
NVIDIA Corp.	11,000	3,594,360
Texas Instruments Inc.	11,000	2,116,070
Total Semiconductors & Semiconductor Equipment		11,572,124
Software — 14.0%
Adobe Inc.	5,026	3,366,666	*
Atlassian Corp. PLC, Class A Shares	2,000	752,640	*
Crowdstrike Holdings Inc., Class A Shares	6,000	1,302,840	*
Dolby Laboratories Inc., Class A Shares	7,600	633,916
Dropbox Inc., Class A Shares	53,272	1,311,024	*
Fortinet Inc.	6,500	2,158,715	*
Manhattan Associates Inc.	5,101	796,572	*
Microsoft Corp.	39,000	12,893,010
Qualys Inc.	6,666	868,513	*
Trade Desk Inc., Class A Shares	12,565	1,299,472	*

See Notes to Financial Statements.

18	Franklin U.S. Large Cap Equity Fund 2021 Annual Report

Franklin U.S. Large Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Software — continued
Varonis Systems Inc.	10,000	$518,100	*
Zoom Video Communications Inc., Class A Shares	3,870	818,157	*
Total Software		26,719,625
Technology Hardware, Storage & Peripherals — 7.5%
Apple Inc.	85,600	14,149,680
Xerox Holdings Corp.	13,822	254,601
Total Technology Hardware, Storage & Peripherals		14,404,281
Total Information Technology		59,219,569
Materials — 2.9%
Chemicals — 1.5%
CF Industries Holdings Inc.	11,309	685,212
Eastman Chemical Co.	7,011	731,177
Huntsman Corp.	48,250	1,529,043
Total Chemicals		2,945,432
Containers & Packaging — 0.6%
International Paper Co.	22,885	1,041,725
Metals & Mining — 0.8%
Steel Dynamics Inc.	25,000	1,495,000
Paper & Forest Products — 0.0%††
Sylvamo Corp.	2,080	62,983	*
Total Materials		5,545,140
Real Estate — 3.7%
Equity Real Estate Investment Trusts (REITs) — 2.3%
Gaming and Leisure Properties Inc.	10,496	473,580
Iron Mountain Inc.	17,000	772,480
Lamar Advertising Co., Class A Shares	13,820	1,509,973
Life Storage Inc.	4,000	528,560
Medical Properties Trust Inc.	30,000	638,700
Weyerhaeuser Co.	13,068	491,487
Total Equity Real Estate Investment Trusts (REITs)		4,414,780
Real Estate Management & Development — 1.4%
CBRE Group Inc., Class A Shares	15,078	1,441,005	*
Jones Lang LaSalle Inc.	5,554	1,304,690	*
Total Real Estate Management & Development		2,745,695
Total Real Estate		7,160,475
Utilities — 2.8%
Electric Utilities — 1.6%
IDACORP Inc.	6,666	697,397
OGE Energy Corp.	17,775	610,038

See Notes to Financial Statements.

Franklin U.S. Large Cap Equity Fund 2021 Annual Report	19

Schedule of investments (cont’d)

November 30, 2021

Franklin U.S. Large Cap Equity Fund

(Percentages shown based on Fund net assets)

Security		Shares	Value
Electric Utilities — continued
Portland General Electric Co.		20,607	$1,002,943
PPL Corp.		28,000	779,240
Total Electric Utilities			3,089,618
Independent Power and Renewable Electricity Producers — 1.2%
AES Corp.		45,737	1,069,331
Vistra Corp.		57,800	1,149,064
Total Independent Power and Renewable Electricity Producers			2,218,395
Total Utilities			5,308,013
Total Investments before Short-Term Investments (Cost — $115,827,433)			190,271,893

Rate
Short-Term Investments — 0.5%
Invesco Treasury Portfolio, Institutional Class (Cost — $891,883)	0.010%	891,883	891,883
Total Investments — 100.0% (Cost — $116,719,316)			191,163,776
Other Assets in Excess of Liabilities — 0.0%††			89,090
Total Net Assets — 100.0%			$191,252,866

††	Represents less than 0.1%.
*	Non-income producing security.

See Notes to Financial Statements.

20	Franklin U.S. Large Cap Equity Fund 2021 Annual Report

Statement of assets and liabilities

November 30, 2021

Assets:
Investments, at value (Cost — $116,719,316)	$191,163,776
Dividends and interest receivable	216,720
Receivable for Fund shares sold	173
Prepaid expenses	26,027
Total Assets	191,406,696

Liabilities:
Investment management fee payable	101,293
Fund accounting fees payable	24,809
Legal fees payable	14,341
Trustees’ fees payable	3,458
Service and/or distribution fees payable	31
Accrued expenses	9,898
Total Liabilities	153,830
Total Net Assets	$191,252,866

Net Assets:
Par value (Note 7)	$77
Paid-in capital in excess of par value	71,235,432
Total distributable earnings (loss)	120,017,357
Total Net Assets	$191,252,866

Net Assets:
Class FI	$151,604
Class I	$82,787
Class IS	$191,018,475

Shares Outstanding:
Class FI	6,104
Class I	3,351
Class IS	7,725,321

Net Asset Value:
Class FI (and redemption price)	$24.84
Class I (and redemption price)	$24.71
Class IS (and redemption price)	$24.73

See Notes to Financial Statements.

Franklin U.S. Large Cap Equity Fund 2021 Annual Report	21

Statement of operations

For the Year Ended November 30, 2021

Investment Income:
Dividends	$6,050,745
Interest	487
Total Investment Income	6,051,232

Expenses:
Investment management fee (Note 2)	3,865,690
Fund accounting fees	74,371
Legal fees	68,015
Registration fees	57,487
Audit and tax fees	36,946
Trustees’ fees	28,116
Shareholder reports	9,891
Insurance	7,950
Custody fees	3,562
Transfer agent fees (Note 5)	2,961
Service and/or distribution fees (Notes 2 and 5)	281
Interest expense	8
Miscellaneous expenses	9,795
Total Expenses	4,165,073
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(298,720)
Net Expenses	3,866,353
Net Investment Income	2,184,879

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3, 4 and 8):
Net Realized Gain From:
Investment transactions	354,726,842
Futures contracts	1,181,894
Net Realized Gain	355,908,736
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(180,507,603)
Futures contracts	(208,376)
Change in Net Unrealized Appreciation (Depreciation)	(180,715,979)
Net Gain on Investments and Futures Contracts	175,192,757
Increase in Net Assets From Operations	$177,377,636

See Notes to Financial Statements.

22	Franklin U.S. Large Cap Equity Fund 2021 Annual Report

Statements of changes in net assets

For the Years Ended November 30,	2021	2020

Operations:
Net investment income	$2,184,879	$8,119,293
Net realized gain	355,908,736	14,174,521
Change in net unrealized appreciation (depreciation)	(180,715,979)	59,796,144
Increase in Net Assets From Operations	177,377,636	82,089,958

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(43,877,204)	(70,808,912)
Decrease in Net Assets From Distributions to Shareholders	(43,877,204)	(70,808,912)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	27,209,781	68,958,156
Reinvestment of distributions	43,876,283	70,808,912
Cost of shares repurchased	(113,482,678)	(327,987,528)
Shares redeemed in-kind (Note 8)	(585,489,548)	—
Decrease in Net Assets From Fund Share Transactions	(627,886,162)	(188,220,460)
Decrease in Net Assets	(494,385,730)	(176,939,414)

Net Assets:
Beginning of year	685,638,596	862,578,010
End of year	$191,252,866	$685,638,596

See Notes to Financial Statements.

Franklin U.S. Large Cap Equity Fund 2021 Annual Report	23

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class FI Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$19.80	$18.93	$19.84	$20.48	$16.79

Income from operations:
Net investment income	0.03	0.12	0.14	0.23	0.18
Net realized and unrealized gain	6.23	2.27	1.48	0.49	3.75
Total income from operations	6.26	2.39	1.62	0.72	3.93

Less distributions from:
Net investment income	(0.15)	(0.15)	(0.23)	(0.24)	(0.24)
Net realized gains	(1.07)	(1.37)	(2.30)	(1.12)	—
Total distributions	(1.22)	(1.52)	(2.53)	(1.36)	(0.24)

Net asset value, end of year	$24.84	$19.80	$18.93	$19.84	$20.48
Total return[2]	32.51%	13.62%	11.04%[3]	3.62%	23.71%

Net assets, end of year (000s)	$152	$93	$60	$50	$24

Ratios to average net assets:
Gross expenses	2.71%	2.32%	1.36%	0.82%	1.21%
Net expenses[4,5]	1.05	1.05	1.05	0.78	1.05
Net investment income	0.14	0.71	0.81	1.15	0.97

Portfolio turnover rate	38%[6]	42%	54%[6]	40%	22%[6]

[1]	Per share amounts have been calculated using the average shares method.
[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 10.98% for the year ended November 30, 2019.
[4]	Reflects fee waivers and/or expense reimbursements.
[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

24	Franklin U.S. Large Cap Equity Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$19.72	$18.84	$19.73	$20.40	$16.67

Income from operations:
Net investment income	0.09	0.18	0.20	0.24	0.24
Net realized and unrealized gain	6.18	2.25	1.46	0.50	3.73
Total income from operations	6.27	2.43	1.66	0.74	3.97

Less distributions from:
Net investment income	(0.21)	(0.18)	(0.25)	(0.29)	(0.24)
Net realized gains	(1.07)	(1.37)	(2.30)	(1.12)	—
Total distributions	(1.28)	(1.55)	(2.55)	(1.41)	(0.24)

Net asset value, end of year	$24.71	$19.72	$18.84	$19.73	$20.40
Total return[2]	32.78%	13.96%	11.33%[3]	3.74%	24.09%

Net assets, end of year (000s)	$83	$63	$55	$15,607	$12,691

Ratios to average net assets:
Gross expenses	1.29%	0.80%	0.74%	0.74%	0.79%
Net expenses[4,5]	0.80	0.76	0.70	0.70	0.70
Net investment income	0.38	1.03	1.14	1.22	1.34

Portfolio turnover rate	38%[6]	42%	54%[6]	40%	22%[6]

[1]	Per share amounts have been calculated using the average shares method.
[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 9.73% for the year ended November 30, 2019.
[4]	Reflects fee waivers and/or expense reimbursements.
[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Franklin U.S. Large Cap Equity Fund 2021 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class IS Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$19.73	$18.87	$19.74	$20.41	$16.67

Income from operations:
Net investment income	0.09	0.19	0.21	0.24	0.24
Net realized and unrealized gain	6.21	2.25	1.47	0.50	3.74
Total income from operations	6.30	2.44	1.68	0.74	3.98

Less distributions from:
Net investment income	(0.23)	(0.21)	(0.25)	(0.29)	(0.24)
Net realized gains	(1.07)	(1.37)	(2.30)	(1.12)	—
Total distributions	(1.30)	(1.58)	(2.55)	(1.41)	(0.24)

Net asset value, end of year	$24.73	$19.73	$18.87	$19.74	$20.41
Total return[2]	32.93%	13.98%	11.44%[3]	3.74%	24.15%

Net assets, end of year (millions)	$191	$685	$862	$660	$684

Ratios to average net assets:
Gross expenses	0.75%	0.74%	0.74%	0.74%	0.79%
Net expenses[4,5]	0.70	0.70	0.70	0.70	0.70
Net investment income	0.40	1.11	1.18	1.21	1.33

Portfolio turnover rate	38%[6]	42%	54%[6]	40%	22%[6]

[1]	Per share amounts have been calculated using the average shares method.
[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended November 30, 2019.
[4]	Reflects fee waivers and/or expense reimbursements.
[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

26	Franklin U.S. Large Cap Equity Fund 2021 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Franklin U.S. Large Cap Equity Fund (prior to August 7, 2021, the Fund was known as QS U.S. Large Cap Equity Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (known

Franklin U.S. Large Cap Equity Fund 2021 Annual Report	27

Notes to financial statements (cont’d)

as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

28	Franklin U.S. Large Cap Equity Fund 2021 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$190,271,893	—	—	$190,271,893
Short-Term Investments†	891,883	—	—	891,883
Total Investments	$191,163,776	—	—	$191,163,776

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign

Franklin U.S. Large Cap Equity Fund 2021 Annual Report	29

Notes to financial statements (cont’d)

currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA

30	Franklin U.S. Large Cap Equity Fund 2021 Annual Report

Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of November 30, 2021, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Franklin U.S. Large Cap Equity Fund 2021 Annual Report	31

Notes to financial statements (cont’d)

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(289,005,189)	$289,005,189

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities and distributions paid in connection with the redemption of Fund shares.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Effective August 7, 2021, Franklin Advisers, Inc. (“Franklin Advisers”) is the Fund’s subadviser. Prior to August 7, 2021, QS Investors, LLC (“QS Investors”) was the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Franklin Advisers and Western Asset are wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”) and prior to August 7, 2021, QS Investors was a wholly-owned subsidiary of Franklin Resources.

32	Franklin U.S. Large Cap Equity Fund 2021 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays Franklin Advisers a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI, Class I and Class IS shares did not exceed 1.05%, 0.80% and 0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

During the year ended November 30, 2021, fees waived and/or expenses reimbursed amounted to $298,720.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

Franklin U.S. Large Cap Equity Fund 2021 Annual Report	33

Notes to financial statements (cont’d)

3. Investments

During the year ended November 30, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$202,187,813
Sales	286,791,233	*

*	Excludes value of securities delivered as a result of redemptions in-kind totaling $578,286,649 (Note 8).

At November 30, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$116,719,318	$80,654,892	$(6,210,434)	$74,444,458

4. Derivative instruments and hedging activities

At November 30, 2021, the Fund did not have any derivative instruments outstanding.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended November 30, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$1,181,894

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$(208,376)

During the year ended November 30, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$2,502,237

†	At November 30, 2021, there were no open positions held in this derivative.

34	Franklin U.S. Large Cap Equity Fund 2021 Annual Report

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended November 30, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class FI	$281	$1,887
Class I	—	384
Class IS	—	690
Total	$281	$2,961

For the year ended November 30, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class FI	$1,872
Class I	373
Class IS	296,475
Total	$298,720

6. Distributions to shareholders by class

	Year Ended November 30, 2021	Year Ended November 30, 2020
Net Investment Income:
Class FI	$681	$472
Class I	666	541
Class IS	7,848,713	9,499,012
Total	$7,850,060	$9,500,025

Net Realized Gains:
Class FI	$5,090	$4,472
Class I	3,474	4,050
Class IS	36,018,580	61,300,365
Total	$36,027,144	$61,308,887

7. Shares of beneficial interest

At November 30, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Franklin U.S. Large Cap Equity Fund 2021 Annual Report	35

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended November 30, 2021		Year Ended November 30, 2020
	Shares	Amount	Shares	Amount
Class FI
Shares sold	1,473	$36,686	2,038	$34,630
Shares issued on reinvestment	249	5,516	279	4,944
Shares repurchased	(293)	(6,386)	(788)	(13,473)
Net increase	1,429	$35,816	1,529	$26,101

Class I
Shares sold	148	$3,500	—	—
Shares issued on reinvestment	157	3,474	260	$4,591
Shares repurchased	(148)	(3,558)	—	—
Net increase	157	$3,416	260	$4,591

Class IS
Shares sold	1,272,206	$27,169,595	4,383,914	$68,923,526
Shares issued on reinvestment	2,015,723	43,867,293	4,012,222	70,799,377
Shares repurchased	(5,031,370)	(113,472,734)	(19,370,387)	(327,974,055)
Shares redeemed in-kind	(25,269,294)	(585,489,548)	—	—
Net decrease	(27,012,735)	$(627,925,394)	(10,974,251)	$(188,251,152)

8. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended November 30, 2021, the Fund had redemptions in-kind with total proceeds in the amount of $585,489,548. The net realized gain on these redemptions in-kind amounted to $263,637,310, which was not realized for tax purposes.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$29,100,383	$10,031,855
Net long-term capital gains	14,776,821	60,777,057
Total distributions paid	$43,877,204	$70,808,912

36	Franklin U.S. Large Cap Equity Fund 2021 Annual Report

As of November 30, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$577,735
Undistributed long-term capital gains — net	45,000,056
Total undistributed earnings	$45,577,791
Other book/tax temporary differences(a)	(4,892)
Unrealized appreciation (depreciation)(b)	74,444,458
Total distributable earnings (loss) — net	$120,017,357

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.
(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

10. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

11. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Franklin U.S. Large Cap Equity Fund 2021 Annual Report	37

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Investment Trust and Shareholders of Franklin U.S. Large Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Franklin U.S. Large Cap Equity Fund (one of the funds constituting Legg Mason Partners Investment Trust, referred to hereafter as the “Fund”) as of November 30, 2021, the related statement of operations for the year ended November 30, 2021, the statement of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2021 and the financial highlights for each of the five years in the period ended November 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

January 19, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

38	Franklin U.S. Large Cap Equity Fund 2021 Annual Report

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

Franklin U.S. Large Cap Equity Fund	39

Statement regarding liquidity risk management program (unaudited) (cont’d)

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in November 2021, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2020. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

40	Franklin U.S. Large Cap Equity Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Franklin U.S. Large Cap Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

Previously, the mutual funds of Legg Mason Global Asset Management Trust were overseen by one group of Trustees, and the mutual funds of Legg Mason Partners Investment Trust and Legg Mason Partners Variable Equity Trust (collectively, the “Funds”) were overseen by a different group of Trustees. A joint proxy statement was mailed to solicit shareholder approval for the election of a single slate of Trustees. Shareholders approved the proposed Trustees during a joint special meeting of shareholders on June 15, 2021. Effective July 1, 2021, the Trustees listed below oversee all of the Funds.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Franklin U.S. Large Cap Equity Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Althea L. Duersten*

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

42	Franklin U.S. Large Cap Equity Fund

Independent Trustees† (cont’d)

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Franklin U.S. Large Cap Equity Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 61 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

44	Franklin U.S. Large Cap Equity Fund

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 132 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	130
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Franklin U.S. Large Cap Equity Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

46	Franklin U.S. Large Cap Equity Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective January 1, 2021, Ms. Duersten became Chair.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Franklin U.S. Large Cap Equity Fund	47

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended November 30, 2021:

	Pursuant to:		Amount Reported
Long-Term Capital Gain Dividends Distributed	§	852(b)(3)(C)	$40,057,175
Income Eligible for Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$5,699,480
Qualified Dividend Income Earned (QDI)	§	854(b)(1)(B)	$5,840,244
Qualified Business Income Dividends Earned	§	199A	$712,531
Short-Term Capital Gain Dividends Distributed	§	871(k)(2)(C)	$21,218,227

48	Franklin U.S. Large Cap Equity Fund

Franklin

U.S. Large Cap Equity Fund

Trustees*

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W.Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Franklin Advisers, Inc.†

Distributor

Franklin Distributors, LLC††

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective January 1, 2021, Ms. Duersten became Chair.
†	Effective August 7, 2021, QS Investors merged with and into Franklin Advisers, Inc.
††	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.

Franklin U.S. Large Cap Equity Fund

The Fund is a separate investment series of Legg Mason Partners Investment Trust, a Maryland statutory trust.

Franklin U.S. Large Cap Equity Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Franklin U.S. Large Cap Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FDXX011558 1/22 SR21-4305

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2020 and November 30, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $68,121 in November 30, 2020 and $68,121 in November 30, 2021.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in November 30, 2020 and $0 in November 30, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in November 30, 2020 and $20,000 in November 30, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Investment Trust., were $0 in November 30, 2020 and $0 in November 30, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for November 30, 2020 and November 30, 2021; Tax Fees were 100% and 100% for November 30, 2020 and November 30, 2021; and Other Fees were 100% and 100% for November 30, 2020 and November 30, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $857,834 in November 30, 2020 and $1,558,348 in November 30, 2021.

(h) Yes. Legg Mason Partners Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

* During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

** Effective January 1, 2021, Ms. Duersten became Chair.

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 24, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	January 24, 2022